UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2025

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	000-26584	91-1691604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. First Avenue, Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

Registrant's telephone number (including area code) (509) 527-3636

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	BANR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    Appointment of New Director

On August 29, 2025, the Board of Directors (the “Board”) of Banner Corporation (the “Company”) elected Millicent Tracey as a director of the Company, effective as of September 1, 2025. Ms. Tracey was also appointed to the Corporate Governance/Nominating and Risk Committees of the Board. In addition, Ms. Tracey was elected to the Board of Directors of Banner Bank (the “Bank”), the Company’s wholly owned banking subsidiary.

The Board affirmatively determined that Ms. Tracey qualifies as an “independent director” in accordance with NASDAQ listing standards. Additionally, Ms. Tracey does not have an interest in any transactions requiring disclosure under Item 404(a) of Regulation S-K, and there are no family relationships between Ms. Tracey and any of the Company’s other directors or executive officers. Other than the compensation arrangements described below, there are no arrangements or understandings between Ms. Tracey and any other persons or entities pursuant to which she has been elected as a director.

Ms. Tracey will be compensated for her services as a director consistent with the Company’s standard practices for non-employee directors. Ms. Tracey will receive an annual cash retainer of $55,000 and an award of restricted stock units (“RSUs”) with a grant date fair value of $65,000, with such RSU award to be prorated from September 1, 2025 through May 20, 2026. In addition, Ms. Tracey will receive an additional annual cash retainer for each Board committee on which she serves.

In connection with the election of Ms. Tracey as a director of the Company, the Board increased the number of directors comprising the Board from 11 to 12 directors, effective September 1, 2025.

For additional information concerning Ms. Tracey’s background, please refer to the press release dated September 3, 2025, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.*

(d)    Exhibits

99.1    Press Release of Banner Corporation dated September 3, 2025.
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: August 29, 2025	By: /s/ Mark J. Grescovich
Mark J. Grescovich
President and Chief Executive Officer